EXHIBIT 24.1


                        POWER OF ATTORNEY

     We, the undersigned directors of Foodbrands America, Inc. (hereinafter, the "Company"), hereby severally constitute Horst
O. Sieben, Bryant P. Bynum and William L. Brady, and each of them, severally, our true and lawful attorneys in fact with full power to them and each of them to sign for us, and in our names as directors of the Company, the Annual Report on Form 10-K for the year ended December 28, 1996, and any amendment thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done with respect to preparing and filing said annual report, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

     DATED this 20th day of February, 1997.

      Signature                Title                    Date


____________________________ Chairman,          February __, 1997
R. Randolph Devening         President, Chief
                             Executive Officer
                             and Director
                             (Principal
                             Executive Officer)

/s/ R. Theodore Ammon        Director           February 20, 1997
____________________________
R. Theodore Ammon

/s/ Richard T. Berg          Director           February 20, 1997
____________________________
Richard T. Berg

/s/ Dort A. Cameron III      Director           February 20, 1997
____________________________
Dort A. Cameron III

/s/ Terry M. Grimm           Director           February 20, 1997
____________________________
Terry M. Grimm

/s/ Paul S. Levy             Director           February 20, 1997
____________________________
Paul S. Levy

                             Director           February __, 1997
____________________________
Peter A. Joseph

/s/ Angus C. Littlejohn, Jr. Director           February 20, 1997
____________________________
Angus C. Littlejohn, Jr.

/s/ Paul W. Marshall         Director           February 20, 1997
____________________________
Paul W. Marshall